NOTES PAYABLE, BANK OVERDRAFTS AND LONG-TERM DEBT	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
NOTES PAYABLE, BANK OVERDRAFTS AND LONG-TERM DEBT	NOTES PAYABLE, BANK OVERDRAFTS AND LONG-TERM DEBT
Notes payable, bank overdrafts and long-term debt consisted of the following:

	December 31, 2021	December 31, 2020
	(U.S. Dollars in thousands)
Revolving Credit Facility	$312,017	$—
Term Loan A and Term Loan B	836,775	—
Vessel financing loans	104,184	—
Other financing arrangements	57,361	7,885
Notes payable, at a weighted average interest rate of 3.2% as of December 31, 2020	—	60,097
Other revolving credit facilities	19,600	258,254
Bank overdrafts	9,395	11,243
Finance lease obligations, at a weighted average interest rate of 3.5% as of December 31, 2021 (2.4% as of December 31, 2020)	40,719	9,352
	1,380,051	346,831
Unamortized debt discounts and debt issuance costs	(21,063)	—
	1,358,988	346,831
Current maturities, net of unamortized debt discounts and debt issuance costs	(51,785)	(20,748)
Bank overdrafts	(9,395)	(11,243)
Long-term debt, net	$1,297,808	$314,840

Term Loan and Revolving Credit Facility
On March 26, 2021, Total Produce entered into an agreement for a senior secured revolving credit facility (the “Revolving Credit Facility”) and a term loan (“Term Loan B”) with certain lenders (the Revolving Credit Facility and Term Loan B, together, the “Credit Agreement”), which provided for up to $500.0 million and $940.0 million of borrowings, respectively.
As part of the execution of the Revolving Credit Facility, the Company drew down $500.0 million on March 29, 2021 and placed $232.0 million of the borrowings on temporary deposit. In April of 2021, the $232.0 million on deposit was used to reduce the drawn amount on the Revolving Credit Facility to $268.0 million.
On August 3, 2021, the agreement for the Credit Agreement was amended to increase the Revolving Credit Facility to $600.0 million, add an additional $300.0 million term loan (“Term Loan A”) and reduce potential borrowings under Term Loan B to $540.0 million.
Proceeds from the Credit Agreement were used to pay down existing debt of Legacy Dole and certain bilateral facilities of Total Produce.
Interest under the Revolving Credit Facility and Term Loan A is payable, at the option of Dole, either at (i) LIBOR, or the respective benchmark rate depending on the currency of the loan, plus 1.00% to 2.75%, with a benchmark floor of 0.00% or (ii) a base rate plus 0.00% to 1.75%, in each case, to be determined based on credit ratings and the Company’s total net leverage ratio. Interest under Term Loan B is payable, at the option of Dole, either at (i) LIBOR, or the respective benchmark rate depending on the currency of the loan, plus 2.00% to 2.25%, with a benchmark floor of 0.00% or (ii) a base rate plus 1.00% to 1.25%, in each case, to be determined based on credit ratings. As discussed in Note 17 “Derivative Financial Instruments”, in August and September of 2021, the Company entered into interest rate swap arrangements to fix $600.0 million of the Credit Agreement’s variable rate debt to fixed rate debt.
Principal payments of $1.9 million under Term Loan A are due quarterly until maturity, with the remaining balance due on the maturity date of August 3, 2026. Principal payments of $1.4 million under Term Loan B are due quarterly until maturity, with the remaining balance due on the maturity date of August 3, 2028.
As of December 31, 2021, amounts outstanding under Term Loan A and Term Loan B were $836.8 million, in the aggregate, and borrowings under the Revolving Credit Facility were $312.0 million. After taking into account approximately $17.0 million of outstanding letters of credit issued under the Revolving Credit Facility, Dole had $271.0 million available for cash borrowings under the credit facilities as of December 31, 2021.
Borrowings under the Credit Agreement are secured by the equity interests of substantially all Dole subsidiaries located in the U.S. and of certain subsidiaries located in Europe and substantially all of the Company’s material U.S. assets.
Vessel Financing Loans
The vessel financing loans were assumed by the Company during the acquisition of Legacy Dole and comprises five secured loans that were entered into to finance the purchases of Company vessels.
On December 11, 2015, Legacy Dole entered into three secured loan agreements (“first vessel facility”) of up to $111.0 million, in the aggregate, to finance a portion of the acquisition costs of three new vessels. The first vessel facility consists of three tranches, each tied to a specific vessel, which allowed the Company to borrow up to 70%, or $37.0 million, of the contract cost of each vessel, collateralized by the completed vessel. Principal and interest payments are due quarterly in arrears for 48 consecutive installments. The first vessel facility bears interest at a rate per annum equal to LIBOR plus 2.00% to 3.25% and will mature on May 18, 2028. As of December 31, 2021, Dole’s borrowings under the first vessel facility were $57.8 million.
On October 30, 2020, Legacy Dole entered into two additional secured loan agreements (“second vessel facility”) of $49.1 million, in the aggregate, to finance a portion of the acquisition costs of two new vessels, which were delivered in 2021. Each agreement was tied to a specific vessel which allowed Legacy Dole to borrow 60%, or $24.5 million, of the contract cost of each vessel, collateralized by the completed vessel. On January 14, 2021 and April 7, 2021, the first and second loans were funded for $24.5 million each. Principal and interest payments are due semi-annually in arrears for 18 consecutive installments. The second vessel facility bears interest at a rate per annum equal to LIBOR plus 3.25% and will mature nine years from utilization. As of December 31, 2021, Dole’s borrowings under the second vessel facility were $46.4 million.
Other Financing Arrangements
Dole’s other financing arrangements consist of a number of loan agreements entered into to finance other capital expenditures and working capital requirements. Of the $57.4 million outstanding as of December 31, 2021, $40.2 million relates to arrangements that were assumed by the Company as a part of the acquisition of Legacy Dole.
As of December 31, 2021, the Company had $14.4 million in other financing arrangements outstanding related to a secured long-term asset financing arrangement for farms in Chile that was assumed by the Company as part of the acquisition of Legacy Dole. The terms of the financing arrangement include a 10-year loan of $23.1 million due in June 2026 that bears interest at a rate per annum equal to LIBOR plus 2.39%. Principal and interest payments are due semi-annually in arrears. The long-term financing arrangement is collateralized by the purchased farms and their related assets.
As of December 31, 2021, the Company had $23.4 million in other financing arrangements outstanding related to two secured long-term asset financing arrangements for pineapple farms in Costa Rica that were assumed by the Company as part of the acquisition of Legacy Dole. Both agreements provide for a 10-year loan and are collateralized by the purchased farms and their related assets. The first agreement, maturing in July 2026, bears interest at a rate per annum equal to LIBOR plus 5.00%, adjustable annually, with a floor rate of 5.50% per annum. Interest and principal payments are due monthly in arrears. The second agreement, maturing in July 2031, includes principal payments of $10.1 million due in July of 2022 and $3.1 million due in July of 2031, with a single payment of $0.4 million for interest due in July of 2022.
As of December 31, 2020, Dole’s borrowings under other financing arrangements were $7.9 million.
Notes Payable
In 2013 and 2017, Total Produce issued notes payable under two private placement facilities. The notes were issued with original maturity dates between 2021 and 2024. During the year ended December 31, 2021, all principal amounts outstanding were repaid, and there were no borrowings under these arrangements as of December 31, 2021. As of December 31, 2020, Dole’s borrowings under these arrangements were $60.1 million.
Other Revolving Credit Facilities
Dole and its subsidiaries have a number of other bilateral revolving credit facilities. During the year ended December 31, 2021, many of these facilities were cancelled and their outstanding principal amounts were repaid. As of
December 31, 2021, the remaining facilities allow for up to $55.0 million in borrowings in total and will mature on November 30, 2023. Interest is payable at the respective benchmark rate, depending on the currency of the facility, plus a margin to be determined based on the Company’s total net leverage ratio. The facilities are unsecured and are guaranteed by the Company and certain subsidiaries. As of December 31, 2021 and December 31, 2020, Dole had amounts outstanding under other revolving credit facilities of $19.6 million and $258.3 million, respectively.
Bank Overdrafts
Dole and its subsidiaries have a number of bank overdraft facilities which are primarily used to fund seasonal working capital requirements. As of December 31, 2021 and December 31, 2020, amounts outstanding under these facilities were $9.4 million and $11.2 million, respectively.
Finance Lease Obligations
As of December 31, 2021 and December 31, 2020, Dole’s finance lease obligations of $40.7 million and $9.4 million, respectively, primarily relate to machinery and equipment and vessel containers, which continue through 2032.
Covenants and Restrictions
Provisions under the credit facilities include limitations on, among other things, indebtedness, investments, liens, loans to subsidiaries, employees and third parties, the issuance of guarantees and the payment of dividends.
The credit facilities require Dole to maintain compliance with a maximum leverage ratio, which was initially set at 4.50 to 1.00 beginning December 31, 2021, with step-downs to (i) 4.25 to 1.00 for fiscal year 2022 and (ii) 4.00 to 1.00 for each fiscal year thereafter. As of December 31, 2021, Dole was in compliance with all applicable covenants.
A breach of a covenant or other provision in any debt instrument governing Dole’s current or future indebtedness could result in a default under that instrument and, due to customary cross-default and cross-acceleration provisions, could result in a default under Dole’s other debt instruments. Upon the occurrence of an event of default under the credit facilities or other debt instruments, the lenders or holders of such debt could elect to declare all amounts outstanding to be immediately due and payable and terminate all commitments to extend further credit. If Dole were unable to repay those amounts, the lenders could proceed against the collateral granted to them, if any, to secure the indebtedness. If the lenders under Dole’s indebtedness were to accelerate the payment of the indebtedness, Dole cannot give assurance that its assets would be sufficiently liquid to repay in full its outstanding indebtedness on an accelerated basis.
Debt Discounts and Debt Issuance Costs
Debt discounts and issuance costs are amortized over the term of the debt agreement using the effective interest method. Debt discounts and issuance costs are presented as a direct reduction of debt in the consolidated balance sheets, except for those issuance costs related to line-of-credit arrangements which are recorded as a prepaid asset in the consolidated balance sheets.
The amortization expense related to Dole’s deferred debt discounts and     issuance costs is recorded as interest expense in the consolidated income statements. For the year ended December 31, 2021, amortization expense related to deferred debt discounts and issuance costs was $2.6 million and was not material for the years ended December 31, 2020 and December 31, 2019.
Uncommitted Lines of Credit
In addition to amounts available under the Revolving Credit Facility, Dole’s subsidiaries have uncommitted lines of credit of approximately $250.6 million at various local banks, of which $212.0 million was available as of December 31, 2021. As of December 31, 2020, there were uncommitted lines of credit of $195.7 million, of which $185.0 million was available for use. These lines of credit are used primarily for short-term borrowings or bank guarantees. Dole’s uncommitted lines of credit extend indefinitely but may be cancelled at any time by Dole or the banks, and, if cancelled, any outstanding amounts would be due on demand.
Maturities of Current and Long-Term Debt
Stated maturities with respect to current and long-term debt, including finance lease obligations, as of December 31, 2021 were as follows:

Amount
(U.S. Dollars in thousands)
2022	$60,954
2023	67,066
2024	41,425
2025	42,930
2026	609,038
Thereafter	558,638
Total	$1,380,051